Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We hereby consent to the use in this Amendment No. 1 to the Registration Statement (Form S-1/A No. 333-217176) of our report dated March 1, 2017, relating to the consolidated financial statements of Guaranty Bancshares, Inc., which is incorporated in the Prospectus that is part of this Registration Statement.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Whitley Penn LLP

Dallas, Texas

May 1, 2017